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                                                                    Exhibit 23b.

                        CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-90729, 333-81219, 333-41611 and 333-95969.


Clancy and Co., P.L.L.C.
March 24, 2000